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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 23, 1997



                          SOUTHERN MINERAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                      NEVADA                                  0-8043                      36-2068676
           (State or Other Jurisdiction                     (Commission                (I.R.S. Employer
                 of Incorporation)                          File Number)              Identification No.)


              500 Dallas, Suite 2800
                  Houston, Texas                                                          77002-4708
     (Address of Principal Executive Offices)                                             (Zip Code)





       Registrant's telephone number, including area code: (713) 658-9444

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 23, 1997, Southern Mineral Corporation (the "Company") purchased a 22.5% working interest in two producing wells in Lake Raccourci Field in LaFourche Parish, Louisiana from GPI Energy, Inc. for $5,400,000.

         This summary is qualified in its entirety by the Company's November 24, 1997 press release concerning the above mentioned acquisition attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Acquired Business.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits.

2.1 Letter Agreement, dated November 12, 1997, between Southern Mineral Corporation and GPI Energy, Inc.

99.1 Press Release, dated November 24, 1997, announcing the acquisition of oil and gas properties in Lake Raccourci Field, LaFourche Parish, Louisiana.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SOUTHERN MINERAL CORPORATION



Date: December 5, 1997                        By:  /s/ JAMES H. PRICE
                                                 -------------------------------
                                                   James H. Price
                                                   Vice President-Finance





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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
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2.1      Letter Agreement, dated November 12, 1997, between Southern Mineral
         Corporation and GPI Energy, Inc.

99.1 Press Release, dated November 24, 1997, announcing the acquisition of oil and gas properties in Lake Raccourci Field, LaFourche Parish, Louisiana.